Events Subsequent to Original Issuance of Financial Statements (Unaudited) (Notes)	12 Months Ended
Sep. 01, 2016
Subsequent Events [Abstract]
Events Subsequent to Original Issuance of Financial Statements (Unaudited)
Events Subsequent to Original Issuance of Financial Statements (Unaudited)

Acquisition of Inotera

Through December 6, 2016, we held a 33% ownership interest in Inotera, now known as Micron Technology Taiwan, Inc. ("MTTW"), Nanya and certain of its affiliates held a 32% ownership interest, and the remaining ownership interest was publicly held. On December 6, 2016, we acquired the 67% remaining interest in Inotera not owned by us (the "Inotera Acquisition") and began consolidating Inotera's operating results. The cash paid for the Inotera Acquisition was funded, in part, with proceeds from the 2021 MSTW Term Loan and the sale of the Micron Shares (as defined below) to Nanya. Inotera manufactures DRAM products at its 300mm wafer fabrication facility in Taoyuan City, Taiwan, and previously sold such products exclusively to us through supply agreements. SG&A expenses for the first six months of 2017 and for full fiscal 2016 included transaction costs of $13 million and $3 million, respectively, incurred in connection with the Inotera Acquisition.

In connection with the Inotera Acquisition, we revalued our previously-held 33% equity interest to its fair value. In determining the fair value, we used various valuation techniques, including the share price of Inotera prior to the announcement of the Inotera Acquisition and discounted cash flow projections using inputs including discount rate and terminal growth rate (Level 3). As a result, we recognized a non-operating gain of $71 million in the second quarter of 2017.

In connection with the Inotera Acquisition, we sold 58 million shares of our common stock to Nanya (the "Micron Shares") and received cash proceeds of $986 million. Because the sale of the Micron Shares to Nanya was contemporaneous with, and contingent upon, the closing the Inotera Acquisition, the issuance of the Micron Shares was treated in purchase accounting as a non-cash exchange for a portion of the shares of Inotera held by Nanya. The Micron Shares were issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and subject to certain restrictions on transfers. To reflect the lack of transferability, the fair value of the Micron Shares (based on the trading price of our common stock on the acquisition date) was reduced by a discount of $81 million, based on the implied volatility derived from traded options on our stock and on the duration of the lack of transferability (Level 2).

We provisionally estimated the fair value of the Inotera assets acquired and liabilities assumed as of the December 6, 2016 acquisition date. The allocation of purchase price to assets acquired and liabilities assumed of Inotera could change as additional information becomes available. The consideration and provisional valuation of assets acquired and liabilities assumed, are as follows:

Consideration
Cash paid for Inotera Acquisition	$4,099
Less cash received from selling Micron Shares	(986)
Net cash paid for Inotera Acquisition	3,113
Fair value of our previously-held equity interest in Inotera	1,441
Fair value of Micron Shares exchanged for Inotera shares	995
Other	3
Payments attributed to intercompany balances with Inotera	(361)
$5,191

Assets acquired and liabilities assumed
Cash and equivalents	$118
Inventories	285
Other current assets	27
Property, plant, and equipment	3,722
Deferred tax assets	82
Goodwill	1,124
Other noncurrent assets	130
Accounts payable and accrued expenses	(232)
Debt	(56)
Other noncurrent liabilities	(9)
$5,191

The Inotera Acquisition enhances our flexibility to drive new technology, optimize the deployment of capital, and adapt our product offerings to changes in market conditions. As a result of these synergies, we allocated goodwill of $829 million, $198 million, and $97 million to CNBU, MBU, and EBU, respectively. Goodwill resulting from the Inotera Acquisition is not deductible for Taiwan corporate income tax purposes; however, it is deductible for Taiwan surtax purposes.

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information presents the combined results of operations as if the Inotera Acquisition had occurred on September 4, 2015. The pro forma financial information includes the accounting effects of the business combination, including adjustments for depreciation of property, plant, and equipment, interest expense, elimination of intercompany activities, and revaluation of inventories. The unaudited pro forma financial information below is not necessarily indicative of either future results of operations or results that might have been achieved had the Inotera Acquisition occurred on September 4, 2015.

	Year ended
	August 31, 2017	September 1, 2016
Net sales	$20,317	$12,341
Net income (loss)	5,172	(543)
Net income (loss) attributable to Micron	5,171	(544)
Earnings (loss) per share
Basic	4.68	(0.50)
Diluted	4.42	(0.50)

The unaudited pro forma financial information for 2017 includes our results for the year ended August 31, 2017 (which includes the results of Inotera since our acquisition of Inotera on December 6, 2016), the results of Inotera for the three months ended November 30, 2016, and the adjustments described above. The pro forma information for 2016 includes our results for the year ended September 1, 2016, the results of Inotera for the twelve months ended August 31, 2016, and the adjustments described above.

Debt Restructure

On April 11, 2017, we repurchased $631 million of principal amount of our 2025 Notes (carrying value of $625 million) and $321 million of principal amount of our 2026 Notes (carrying value of $318 million) for an aggregate of $1.00 billion in cash. In connection with the transactions, we recognized a non-operating loss of $60 million in the third quarter of 2017.

On August 11, 2017, we redeemed $600 million of principal amount of our 2022 Notes (carrying value of $592 million) for an aggregate of $626 million in cash and recognized a non-operating loss of $34 million in the fourth quarter of 2017.

2021 MSAC Senior Secured Term Loan

In November 2016, we entered into a five-year variable-rate facility agreement to obtain up to $800 million of financing, collateralized by certain production equipment. On March 6, 2017 and December 2, 2016, we drew $175 million and $450 million, respectively, under the 2021 MSAC Term Loan. On June 5, 2017, subsequent to the end of our third quarter of 2017, we drew the remaining $175 million under this facility. Interest is payable quarterly at a per annum rate equal to three-month LIBOR plus 2.4%. Principal is payable in 16 equal quarterly installments beginning in March 2018. The 2021 MSAC Term Loan contains covenants which are customary for financings of this type, including negative covenants that limit or restrict our ability to create liens or dispose of the equipment securing the facility agreement. The 2021 MSAC Term Loan also contains a covenant that the ratio of the outstanding loan to the fair value of the equipment collateralizing the loan not exceed 0.8. If such ratio is exceeded, we are required to grant a security interest in additional equipment and/or prepay the 2021 MSAC Term Loan in an amount sufficient to reduce such ratio to 0.8 or less. The 2021 MSAC Term Loan also contains customary events of default which could result in the acceleration of all amounts to be immediately due and payable. The 2021 MSAC Term Loan is guaranteed by Micron.

2021 MSTW Senior Secured Term Loan

In connection with the Inotera Acquisition, on December 6, 2016, we drew 80 billion New Taiwan dollars under a collateralized, five-year term loan that bears interest at a variable per annum rate equal to the three-month or six-month TAIBOR, at our option, plus a margin of 2.05%. Principal under the 2021 MSTW Term Loan is payable in six equal semi-annual installments, commencing in June 2019, through December 2021. The 2021 MSTW Term Loan is collateralized by certain assets, including a real estate mortgage on MTTW's main production facility and site, a chattel mortgage over certain equipment of MTTW, all of the stock of our MSTW subsidiary, and the 82% of stock of MTTW owned by MSTW. The 2021 MSTW Term Loan is guaranteed by Micron.

The 2021 MSTW Term Loan contains affirmative and negative covenants, including covenants that limit or restrict our ability to create liens in or dispose of collateral securing obligations under the 2021 MSTW Term Loan, mergers involving MSTW and/or MTTW, loans or guarantees to third parties by MTTW and/or MSTW, and MSTW's and/or MTTW's distribution of cash dividends. The 2021 MSTW Term Loan also contains financial covenants, which are tested semi-annually, as follows:

•	MSTW must maintain a consolidated ratio of total liabilities to adjusted EBITDA not higher than 5.5x in 2017 and 2018, and not higher than 4.5x in 2019 through 2021;

•
MSTW must maintain adjusted consolidated tangible net worth of not less than 4.0 billion New Taiwan dollars in 2017 and 2018, not less than 6.5 billion New Taiwan dollars in 2019 and 2020, and not less than 12.0 billion New Taiwan dollars in 2021;

•
on a consolidated basis, Micron must maintain a ratio of total liabilities to adjusted EBITDA not higher than 3.5x in 2017, not higher than 3.0x in 2018 and 2019, and not higher than 2.5x in 2020 and 2021; and

•
on a consolidated basis, Micron must maintain adjusted tangible net worth not less than $9.0 billion in 2017, not less than $12.5 billion in 2018 and 2019, and not less than $16.5 billion in 2020 and 2021.

If MSTW fails to maintain a required financial covenant, the interest rate will be increased by 0.25% until such time as the required financial ratios are maintained. If MSTW's failure continues for two consecutive semi-annual periods, such failure will constitute an event of default that could result in all obligations owed under the 2021 MSTW Term Loan being accelerated to be immediately due and payable. Micron's failure to maintain a required financial covenant will only result in a 0.25% increase to the interest rate but will not constitute an event of default. The 2021 MSTW Term Loan also contains customary events of default.